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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 15, 2004
                                                         -----------------

                          COASTAL FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            0-19684                 57-0925911
--------                            -------                 ----------
(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)            Identification No.)

2619 Oak Street, Myrtle Beach, South Carolina               29577
---------------------------------------------               -----
(Address of principal executive offices)                    (Zip Code)

                                 (843) 205-2000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01   REGULATION FD DISCLOSURE.
            ------------------------

      On December 15, 2004, the Board of Directors of Coastal Financial Corporation (the "Company") declared a 10% stock dividend on the Company's outstanding shares of common stock, payable on January 20, 2005, to shareholders of record as of the close of business on January 6, 2005. A copy of the Company's press release dated December 15, 2004 announcing the stock dividend is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits

            Number      Description
            ------      -----------

            99.1        Press release dated December 15, 2004




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COASTAL FINANCIAL CORPORATION




Date:  December 16, 2004            By: /s/ Michael C. Gerald
                                        --------------------------------------
                                        Michael C. Gerald
                                        President and Chief Executive Officer